UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2005

IHOP CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commision File Number)	(I.R.S. Employer Identification No.)

450 North Brand, Glendale, California		91203
(Address of principal executive offices)		(Zip Code)

(818) 240-6055
Registrant’s telephone number, including area code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 24, 2005, IHOP Corp. issued a press release announcing its fourth quarter and fiscal 2004 financial results. A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

Also on February 24, 2005, IHOP Corp. held a conference call to discuss its fourth quarter and fiscal 2004 financial results. A copy of the prepared remarks of management is attached as Exhibit 99.2, and incorporated herein by reference.

The prepared remarks of management accompanying management’s discussion during the conference call include references to the non-GAAP financial measure “free cash flow.”  The Company defines “free cash flow” for a given period as cash provided by operating activities for such period, less capital expenditures for such period.  Management utilizes free cash flow as a measure of operating efficiency to determine the amount of cash remaining for general corporate and strategic purposes after funding operating activities and capital expenditures.  Management believes this information is helpful to investors to determine the Company’s cash available for these purposes.  Free cash flow for any given period may be affected by a variety of factors, including but not limited to, changes in assets and liabilities and the timing of purchases and payments.  Free cash flow is a supplemental non-GAAP financial measure and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles.

The following table reconciles the Company’s free cash flow to the Company’s cash provided by operating activities for each of the years ended December 31, 2003 and 2004:

	Year Ended December 31, 2004	Year Ended December 31, 2003
	(dollars in thousands)	(dollars in thousands)
Cash flows from operating activities:	$66,981	$71,310
Capital expenditures	(16,631)	(80,545)
Free cash flow	$50,350	$(9,235)

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

Exhibit Number	Description

99.1	Press release of Registrant, dated February 24, 2005 (Fourth Quarter and Fiscal 2004 Financial Results).
99.2	Prepared remarks of management of Registrant for conference call held on February 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHOP CORP.
Date: February 24, 2005	By:	/s/ THOMAS CONFORTI
Thomas Conforti
Chief Financial Officer(Principal Financial Officer)

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

99.1	Press release of Registrant, dated February 24, 2005 (Fourth Quarter and Fiscal 2004 Financial Results).
99.2	Prepared remarks of management of Registrant for conference call held on February 24, 2005.